UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 30, 2021
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 30, 2021, Noreen Allen informed Bandwidth Inc., a Delaware corporation (“Bandwidth,” “we,”, “our,” or “us”), that she has decided to step down as Chief Marketing Officer of Bandwidth. Ms. Allen’s last day will be January 14, 2021, and she has offered to work with Bandwidth in an effort to help with the search for her successor and ensure an orderly transition. Ms. Allen’s resignation is not due to any disagreement with Bandwidth, its board of directors or management, or any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.
On November 30, 2021, Bandwidth’s Chief Executive Officer, David Morken, sent the following announcement to all Bandmates:
Subject: Noreen Allen -- Fair Winds and Following Seas!
Bandmates,
After almost 10 years as our Chief Marketing Officer, Noreen Allen is stepping down to start a new chapter. She will stay through Jan. 14 to help with the search for her successor.
Noreen shared with me that her decision came down to family. Many of you know Noreen comes from a big family, and she is moving back to her hometown outside of Philadelphia to be close to them. She’s had a great 20-year run in the Raleigh tech community.
Noreen has been a steadfast partner to me in many key stages of Bandwidth’s growth. She built our revenue marketing and lead generation engine, and she was instrumental in defining our brand and positioning as a CPaaS provider in the lead-up to our IPO. Just as importantly, Noreen helped elevate Bandwidth in the Triangle community by representing us in her many board memberships and support for great causes.
She leaves us with a strong global Marketing team, with fresh talent and a new strategy and org structure that sets us up to win in 2022 and beyond.
A big part of who we are today is due to Noreen’s ideas and leadership. Please be sure to reach out to her and wish her well.
Thank you Noreen, you will be missed!
David
The information set forth under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: November 30, 2021	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	General Counsel and Secretary